EXHIBIT 21.1

SUNGARD DATA SYSTEMS INC.

SUBSIDIARIES OF THE REGISTRANT

SUNGARD DATA SYSTEMS INC. (Delaware)

        DATA TECHNOLOGY SERVICES INC. (Delaware)

        SUNGARD AVAILABILITY INC. (Delaware)

        SUNGARD INVESTMENT VENTURES, INC. (Delaware)

            AUTOMATED SECURITIES CLEARANCE, LTD (New Jersey)

                ASC SOFTWARE INC. (Delaware)

                AUTOMATED SECURITIES CLEARANCE (EUROPE) LIMITED (England/Wales)

                SUNGARD GLOBAL EXECUTION SERVICES LLC (New York)

                SUNGARD TRADING SYSTEMS VAR LLC (Delaware)

            BANCWARE, INC. (Massachusetts)

            FDP CORP. (Florida)

                EXISTENTIAL SYSTEMS, INC. (Colorado)

                FDP EUROPE LIMITED (Scotland)

                FDP SOFTWARE SOUTH AFRICA (PROPRIETARY) LIMITED (South Africa)

                FINANCIAL DATA PLANNING CORP. (Delaware)

            MBM INC. (Delaware)

            MICROHEDGE INC. (Illinois)

            ONLINE SECURITIES PROCESSING INC. (Delaware)

                ASSENT LLC (Delaware)

                ASSENT SOFTWARE LLC (Delaware)

            OPEN SOFTWARE SOLUTIONS, INC. (North Carolina)

            OSHAP TECHNOLOGIES LTD. (Israel)

                OSHAP SOFTWARE INDUSTRIES LTD (Israel)

                            DECALOG GENIE INFORMATIQUE S.A.S. (France)

                                  CADEXTAN S.A. (France)

                                  DECALOG (U.K.) LTD. (England/Wales)

                SUNGARD BUSINESS INTEGRATION LTD. (Israel) (1)

                          SUNGARD BUSINESS INTEGRATION (UK) LIMITED (England/Wales)

                          SUNGARD BUSINESS INTEGRATION AG (Switzerland)

                          SUNGARD BUSINESS INTEGRATION GMBH (Germany)

            PLAID BROTHERS SOFTWARE, INC. (California)

            PORTFOLIO VENTURES INC. (Delaware)

            PRESCIENT MARKETS INC. (Delaware)

            SIS EUROPE HOLDINGS INC. (Delaware)

                SUNGARD FINANCE SAS (France)

                SUNGARD FORBATEC GMBH (Germany)

                SUNGARD INVESTMENT SYSTEMS S.A. (Switzerland)

                SUNGARD SYSTEMS LUXEMBOURG S.A. (Luxembourg)

                    SUNGARD SIS LUXEMBOURG SARL (Luxembourg)

            SUNGARD ASIA PACIFIC INC. (Delaware)

            SUNGARD ASSET MANAGEMENT SYSTEMS INC. (Delaware)

                WORLD SYSTEMS INC. (Delaware)

            SUNGARD AVAILABILITY SERVICES (CANADA) LTD. (Canada) (2)

            SUNGARD AVAILABILITY SERVICES (FRANCE) SA (France)

            SUNGARD BI-TECH INC. (Delaware)

            SUNGARD BSR INC. (Delaware)

            SUNGARD BUSINESS SYSTEMS INC. (Delaware)

                SUNGARD ADVISOR TECHNOLOGIES INC. (California)

                SUNGARD WEALTH MANAGEMENT SERVICES, LLC (Delaware)

            SUNGARD CANADA HOLDINGS INC. (Delaware)

                SUNGARD CANADA NOVA SCOTIA CORPORATION (Nova Scotia)

                        2732-9994 QUEBEC INC. (Quebec)

                            SUNGARD EMS INC. (Canada) (3)

                        TRUERISK CORPORATION (Nova Scotia)

                SUNGARD MARKET DATA SERVICES INC. (Delaware)

            SUNGARD COMPUTER SERVICES INC. (Pennsylvania)

                SUNGARD PARTNER LLC (Pennsylvania)

                    SUNGARD AVAILABILITY SERVICES LP (PA) (4)

                        DATA SECURITIES PROCESSING LLC (Delaware)

                        SRS DEVELOPMENT INC. (Delaware)

                            SUNGARD DEVELOPMENT CORPORATION (Delaware)

                        SUNGARD LATINOAMERICA, S.A. DE C.V. (Mexico)

            SUNGARD CORBEL INC. (California)

            SUNGARD COLLEGIS INC. (Delaware)

            SUNGARD DIS INC. (Delaware)

                SUNGARD SYSTEMS (THAILAND) COMPANY LIMITED (Thailand)

            SUNGARD ENERGY SYSTEMS INC. (Delaware)

                CAMINUS LIMITED (England)

                SUNGARD KIODEX INC. (Delaware)

                        KIODEX LIMITED (England/Wales)

            SUNGARD ENFORM CONSULTING INC. (DE)

            SUNGARD EPROCESS INTELLIGENCE INC. (Delaware)

                TIGER SYSTEMS LIMITED (England/Wales)

            SUNGARD EXPERT SOLUTIONS INC. (Utah)

                PROTEGENT, INC. (Delaware)

            SUNGARD FINANCIAL SYSTEMS INC. (Delaware)

                SUNGARD INSURANCE SYSTEMS INC. (Delaware)

            SUNGARD HOLDINGS LIMITED (England/Wales) (5)

                SUNGARD ENFORM CONSULTING (EUROPE) LIMITED (England/Wales)

                SUNGARD INVESTMENT SYSTEMS UK, LIMITED (England)

                        LONSDALE CHETWYN HOLDINGS LIMITED (England)

                SUNGARD SYSTEMS LTD. (England/Wales)

                        SUNGARD PENSIONS LIMITED (England/Wales)

                SUNGARD TREASURY SYSTEMS UK LIMITED (England/Wales)

                VIVISTA HOLDINGS LIMITED (England/Wales)

                        VIVISTA LIMITED (England)

            SUNGARD HTE INC. (formerly H.T.E., Inc.) (Florida)

                HTE-ALBERTA, LTD. (Canada)

                HTE-UCS, INC. (Florida)

            SUNGARD INSTITUTIONAL BROKERAGE INC. (New York)

            SUNGARD INSURANCE SERVICES LIMITED (England)

                SUNGARD SHERWOOD SYSTEMS LIMITED (England)

                        SHERWOOD US HOLDINGS LIMITED (England)

                                SUNGARD SHERWOOD SYSTEMS HOLDINGS (CANADA) INC. (Canada)

                                    SUNGARD SHERWOOD SYSTEMS (CANADA) INC.(Canada)

                                SUNGARD SHERWOOD SYSTEMS HOLDINGS (US) INC. (Delaware)

                                    SUNGARD SHERWOOD SYSTEMS (US) INC. (Delaware)

                        SUNGARD SHERWOOD SYSTEMS GROUP LIMITED (England)

                        SUNGARD SHERWOOD SYSTEMS (PROMARK) LIMITED (England)

            SUNGARD INVESTMENT PRODUCTS INC. (Delaware)

            SUNGARD INVESTMENT SYSTEMS INC. (Delaware)

            SUNGARD NETWORK SOLUTIONS INC. (Delaware)

            SUNGARD PENTAMATION INC. (Pennsylvania)

            SUNGARD REFERENCE DATA SOLUTIONS INC. (Delaware)

                FAME (UK) HOLDINGS LTD. (England/Wales)

                            SUNGARD DATA MANAGEMENT SOLUTIONS (UK) LIMITED (England/Wales)

            SUNGARD SAS HOLDINGS INC. (Delaware)

                INFLOW GROUP, INC. (Delaware)

                        INFLOW CANADA, INC. (Delaware)

                            INFLOW CANADA CORP. (Nova Scotia)

                        INFLOW, INC. (Delaware)

                            IFTP, LLC (Colorado)

                            INFLOW DENVER 1, INC. (Delaware)

                            INFLOW DENVER 3, INC. (Delaware)

                            INFLOW IRVINE, INC. (Delaware)

                            INFLOW PHILADELPHIA, INC. (Delaware)

                            INFLOW PHOENIX, INC. (Delaware)

                            INFLOW SACRAMENTO, INC. (Delaware)

                            INFLOW SAN DIEGO, INC. (Delaware)

                  SUNGARD AVAILABILITY SERVICES (UK) LIMITED (England/Wales)

            SUNGARD AVAILABILITY SERVICES LTD. (Delaware)

                        GUARDIAN IT (England/Wales)

                                GUARDIAN DR (OVERSEAS HOLDINGS) LIMITED (England/Wales)

                                    GUARDIAN FRANCE (France)

                                    GUARDIAN IT AG (Switzerland)

                                    GUARDIAN IT HOLDINGS (BELGIUM) SA (Belgium)

                                         GUARDIAN IT FRANCE (France)

                                             SUNGARD AVAILABILITY SERVICES (BELGIUM) SA (Belgium)

                                SUNGARD AVAILABILITY SERVICES (DEUTSCHLAND) GMBH (Germany)

                                SUNGARD AVAILABILITY SERVICES (LUXEMBOURG) SA (Luxembourg)

                                SUNGARD AVAILABILITY SERVICES (NORDIC) AB (Sweden)

                                         SUNGARD AVAILABILITY SERVICES (DENMARK) A/S (Denmark)

                                         SUNGARD AVAILABILITY SERVICES (NORWAY) AS (Norway)

                                         IXSECURITY AB (Sweden)

                                SUNGARD AVAILABILITY SERVICES (SOUTH AFRICA)(PROPRIETARY) LIMITED (South Africa) (6)

                            IXGUARDIAN LIMITED (England/Wales)

                            SUNGARD AVAILABILITY SERVICES (DR) LIMITED (England/Wales)

                                KINGSWELL DATA MANAGEMENT LIMITED (England/Wales)

                                         KINGSWELL AB (Sweden)

                            TELEVAULT IT LIMITED (England/Wales)

            SUNGARD SECURITIES FINANCE INC. (Delaware)

                REAL TIME FINANCIAL MANAGEMENT LIMITED (England/Wales)

                SUNGARD SECURITIES FINANCE INTERNATIONAL INC. (Delaware)

                        SUNGARD SECURITIES FINANCE CANADA CORP. (Nova Scotia)

                        SUNGARD SECURITIES FINANCE LIMITED (England)

            SUNGARD SHAREHOLDER SYSTEMS INC. (Delaware)

            SUNGARD SYSTEMS INTERNATIONAL INC. (Pennslyvania)

                ALMAFINJAEGER AG (Switzerland)

                DERIVATCH RISK SOLUTIONS, INC. (Delaware)

                        DERIVATECH UK LIMITED (England/Wales)

                FRONT CAPITAL SYSTEMS HOLDING AB (Sweden)

                        FRONT CAPITAL SYSTEMS AB (Sweden)

                        FRONT CONSULTING AB (Sweden)

                KRONOS SOFTWARE LIMITED (England/Wales)

                MONIS MANAGEMENT LIMITED (England/Wales)

                        MONIS SOFTWARE INC. (New York)

                        MONIS SOFTWARE LIMITED (England/Wales)

                REECH CAPITAL PLC (England/Wales)

                        REECH EMPLOYEE TRUSTEE LIMITED (England/Wales)

                        SUNGARD REECH FRANCE (France)

                RIOFIN LIMITED (England/Wales)

                SUNGARD AG (Switzerland)

                SUNGARD DEUTSCHLAND GMBH (Germany)

                SUNGARD FRANCE SARL (France)

                SUNGARD IBERIA, S.L. (Spain)

                SUNGARD ITALIA, S.R.L. (Italy)

                SUNGARD SOFTWARE, INC. (Delaware)

                SUNGARD SYSTEMS HONG KONG LIMITED (Hong Kong)

                SUNGARD SYSTEMS JAPAN KK (Japan)

                SUNGARD SYSTEMS KOREA LTD. (Korea)

                SUNGARD SYSTEMS PTY LIMITED (Australia)

                SUNGARD SYSTEMS SINGAPORE PTE LIMITED (Singapore)

            SUNGARD TREASURY SYSTEMS INC. (California)

                INTEGRITY TREASURY SOLUTIONS LIMITED (England/Wales)

                        INTEGRITY TREASURY SOLUTIONS INC. (Delaware)

                        INTEGRITY TREASURY SOLUTIONS CANADA INC. (Ontario)

                        INTEGRITY TREASURY SOLUTIONS EUROPE LTD. (England/Wales)

                        INTEGRITY TREASURY SOLUTIONS PTY LTD. (Australia)

                SUNGARD SYSTEMS NZ LIMITED (New Zealand)

                SUNGARD TREASURY SYSTEMS EUROPE LIMITED (England)

            SUNGARD TRUST SYSTEMS INC. (North Carolina)

            SUNGARD WORKFLOW SOLUTIONS INC. (Alabama)

            SYSTEMS & COMPUTER TECHNOLOGY CORPORATION (Delaware)

                EXETER EDUCATION MANAGEMENT SYSTEMS, INC. (Massachusetts)

                        SCT SOFTWARE SOLUTIONS (INDIA) PRIVATE LIMITED (India)

                SUNGARD SCT INC. (Delaware)

                SUNGARD SCT (UK) LIMITED (England/Wales)

                SCT TECHNOLOGIES DE MEXICO S. DE R.L. DE C.V. (Mexico)

                SUNGARD SCT TECHNOLOGIES (CANADA) INC. (Ontario)

                SYSTEMS COMPUTER TECHNOLOGY DE MEXICO S. DE R.L. DE C.V. (Mexico)

            TRUST TAX SERVICES OF AMERICA, INC. (Massachusetts)

            WALL STREET CONCEPTS INC. (New York)

NOTES:

(1)	Jointly owned by TP Technologies S.A., Oshap Technologies Ltd. and Oshap Software Industries Ltd.
(2)	Jointly owned by SunGard Investment Ventures, Inc. and SunGard Availability Services LP.
(3)	Jointly owned by 2732-994 Quebec Inc. and SunGard Canada Nova Scotia Corporation.
(4)	General partnership interest owned by SunGard Computer Services Inc. and limited partnership interest owned by SunGard Partner LLC.
(5)	Jointly owned by SunGard Investment Ventures, Inc., SunGard Systems International Inc. and SunGard Treasury Systems Inc.
(6)	Jointly owned by Guardian iT and Guardian dr (Overseas Holdings) Limited.